UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 1, 2012

Fortune Brands Home & Security, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, IL 60015
(Address of Principal Executive Offices) (Zip Code)

847-484-4400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

          On February 1, 2012, Fortune Brands Home & Security, Inc. (the “Company”) issued a press release reporting the Company’s full-year and fourth quarter results, as well as certain guidance for 2012.  A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

Item 7.01.          Regulation FD Disclosure.

          The Company is furnishing a presentation dated February 1, 2012 and entitled “Fortune Brands Home & Security, Inc. Defined Benefit Plan Accounting Change” as Exhibit 99.2 to this Current Report on Form 8-K, which is hereby incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated February 1, 2012, issued by Fortune Brands Home & Security, Inc.

99.2	Presentation dated February 1, 2012, entitled “Fortune Brands Home & Security, Inc. Defined Benefit Plan Accounting Change.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

		By:	/s/ E. Lee Wyatt, Jr.
			Name:	E. Lee Wyatt, Jr.
			Title:	Senior Vice President and Chief Financial Officer

Date:	February 1, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 1, 2012, issued by Fortune Brands Home & Security, Inc.

99.2	Presentation dated February 1, 2012, entitled “Fortune Brands Home & Security, Inc. Defined Benefit Plan Accounting Change.”